SCHEDULE 14A
                               (RULE 14A-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  /x /
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Definitive Proxy Statement
/x/ Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-12
/ / Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))


                  REPUBLIC SECURITY FINANCIAL CORPORATION
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              (Name of Registrant As Specified In Its Charter)


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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/     No fee required.
/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)      Title of each class of securities to which transaction applies:

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2)      Aggregate number of securities to which transaction applies:

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3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)      Proposed maximum aggregate value of transaction:

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5)      Total fee paid:

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/ /     Fee paid previously with preliminary materials.

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/ /     Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)      Amount previously paid:

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2)      Form, Schedule or Registration Statement No.

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3)      Filing party:

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4)      Date filed:

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                             [RSFC letterhead]


                              January 30, 2001



                           AN IMPORTANT REMINDER


Dear Shareholder:

        Proxy material, including a proxy statement/prospectus, relating to a Special Meeting of Shareholders of Republic Security Financial
Corporation was mailed to you on or about January 10, 2001. According to our records, your proxy card for this important meeting, which is scheduled for February 16, 2001, has not yet been received.

        At the Special Meeting, shareholders are being asked to consider and approve a merger agreement by and between Republic Security Financial Corporation and Wachovia Corporation and a related plan of merger.

        Your Board of Directors has approved the merger agreement and related plan of merger as being in the best interest of Republic and all its shareholders, and recommends that you vote "FOR" the proposal. The proposal and the reasons for management's recommendation are fully set forth in the proxy statement/prospectus previously mailed to you.

        Regardless of the number of shares you own, it is important that they are represented and voted at the meeting. You are encouraged to sign, date and mail the enclosed duplicate proxy today. Your interest and participation in the affairs of Republic are sincerely appreciated.

        Thank you for your continued support.

                                            Very truly yours,

                                            /s/  Rudy E. Schupp

                                            Rudy E. Schupp
                                            Chairman, President & CEO


               IF YOU HAVE RECENTLY MAILED YOUR PROXY PLEASE
               ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.